Exhibit 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this annual report on Form 20-F of Aspen Insurance Holdings Limited (the “Company”) for the twelve months ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Mark Cloutier as Chief Executive Officer of the Company and Christopher Coleman as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2022

By:	/s/ Mark Cloutier
	Name:	Mark Cloutier
	Title:	Chief Executive Officer

Date: May 16, 2022

By:	/s/ Christopher Coleman
	Name:	Christopher Coleman
	Title:	Chief Financial Officer